UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): December 1, 2010

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 CityWest Boulevard Suite 500 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2010, the Compensation Committee of the Board of Directors of Omega Protein Corporation (the “Company”) awarded the following grants of non-qualified stock options to purchase the Company’s common stock under the Company’s 2006 Incentive Plan to the Company Named Executive Officers (as defined by Securities and Exchange Commission regulations) (“Named Executive Officers”) and other executive officers listed below:

Officer	Title	Number of Options
Joseph L. von Rosenberg III	Chairman of the Board, Chief Executive Officer and President	500,000

John D. Held	Executive Vice President, General Counsel & Secretary	125,000

Bret Scholtes	Senior Vice President – Corporate Development	200,000

Joseph E. Kadi	Senior Vice President – Operations	150,000

Dr. Mark E. Griffin	Vice President – Research and Development	125,000

These options vest annually in one-third increments, have a 10-year life, and have an exercise price of $7.07, the fair market value on the date of grant. The grants were made pursuant to the form of stock option agreement attached hereto as Exhibit 10.1.

The foregoing description of the stock option agreement does not purport to be complete and is qualified in its entirety by reference to the form of stock option agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

On December 6, 2010, the Company paid the cash bonuses set forth below to the following Company Named Executive Officers and other executive officers set forth below:

Officer	Title	2010 Cash Bonus
Joseph L. von Rosenberg III	Chairman of the Board, President and Chief Executive Officer	$600,000
Robert W. Stockton	Executive Vice President and Chief Financial Officer	$100,000
John D. Held	Executive Vice President, General Counsel and	$250,000

	Secretary
Joseph E. Kadi	Senior Vice President – Operations	$250,000
Bret Scholtes	Senior Vice President – Corporate Development	$250,000
Dr. Mark E. Griffin	Vice President – Research and Development	$250,000

On December 1, 2010, the Compensation Committee of the Board of Directors increased the annual base salaries of the following Named Executive Officers as set forth below, effective in each case as of January 1, 2011:

Officer	Title	New 2011 Base Salary
Joseph L. von Rosenberg III	Chairman of the Board, Chief Executive Officer and President	$600,000

John D. Held	Executive Vice President, General Counsel & Secretary	$300,000

Bret Scholtes	Senior Vice President – Corporate Development	$325,000

Joseph E. Kadi	Senior Vice President – Operations	$300,000

Dr. Mark E. Griffin	Vice President – Research and Development	$300,000

On December 1, 2010, the Company’s Board of Directors approved an increase in the Company retainer fee payable to the Chairman of the Company’s Audit Committee (currently Harry O. Nicodemus, IV) from $10,000 a year to $20,000 per year, effective January 1, 2011. The retainer fee is payable in four equal quarterly installments.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

10.1    Form of Stock Option Agreement dated December 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: December 6, 2010	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel and Secretary

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